Selling expenses - Schedule of selling expenses (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Disclosure of selling expenses [Abstract]
Transport	$ 33,006	$ 28,686	$ 19,554
Taxes, rates and contributions	14,908	16,522	13,921
Fees and compensation for services	10,490	5,137	2,806
Tax on bank account transactions	10,388	9,595	6,061
(Reversal of) allowance for expected credit losses (Note 17)	0	(36)	406
Total selling expenses	$ 68,792	$ 59,904	$ 42,748